Exhibit 99.2

Exhibit J

Restructuring Transaction Steps

DRAFT 07/21/2021

SUBJECT TO REVISION

Restructuring Transaction Steps

The following transactions shall occur as part of the Restructuring Transactions in the following order:1

A.	One or more Business Days prior the Effective Date:
1.	The LP shall form the Exit Credit Facility Borrower and the New Notes Issuer.
2.

Through a series of corporate actions, the LP and the Debtors shall cause the equity interests of the Exit Credit Facility Subsidiaries to be transferred to the Exit Credit Facility Borrower and the equity interests of the New Notes Issuer Subsidiaries to be transferred to the New Notes Issuer.  See Schedule A for the structure, upon the Effective Date, of the New Notes Issuer and the Exit Credit Facility Borrower and each of their respective subsidiaries and the collateral and other credit support to be provided for the (i) New Senior Secured Notes and New Convertible Notes and (ii) the Exit Credit Facility.

B.

The holders of Allowed Existing LP Common Units that elect to receive New Common Stock in respect of such Allowed Existing LP Common Units pursuant to the Plan shall be deemed to exchange such Allowed Existing LP Common Units for shares of Existing REIT Common Stock one day prior to the Distribution Record Date on terms consistent with the existing prepetition organizational documents of the LP and the REIT with such exchange reflected on the books and records of the LP and REIT, as applicable, and with the transfer agent, as taking place on such date.[2]

C.	On the Effective Date:
1.

In accordance with sections 4.11 and 4.12 of the Plan, all shares of Existing REIT Common Stock (including the Existing REIT Common Stock deemed received in Step B above) and Existing REIT Preferred Stock shall be cancelled and, in exchange therefor, the Reorganized REIT shall distribute:

i.

to the holders of Allowed Existing REIT Common Stock whose shares were so cancelled, a percentage of the New Common Stock issued in accordance with the Restructuring Transactions equal to, in the aggregate, (x) 5.5% minus the percentage of issued and outstanding New LP Units held by the

[1]

Capitalized terms used but not defined in this Exhibit shall have the meaning assigned to such terms in the Plan. The Restructuring Transactions set forth herein may be amended, modified, or supplemented from time to time prior to the Effective Date pursuant to Article XII of the Plan.

[2]

The Distribution Record Date will be five (5) Business Days prior to the date the Plan goes effective. This exchange will be deemed to take place on the day prior to the Distribution Record Date (and should not otherwise occur if the Plan does not go effective).  As the Existing REIT Common Stock deemed to have been received by the holders of Allowed Existing LP Common Units will be exchanged on the Effective Date, the exchange on the day prior to the Distribution Record Date will need to be clearly reflected on the books and records of the LP and the REIT.  However, the holders of Allowed Existing LP Common Units may not receive the usual evidence of the issuance of the Existing REIT Common Stock on the day prior to the Distribution Record Date, as such, the Existing REIT Common Stock will be exchanged on the Effective Date. Process to be discussed with transfer agent for this and other steps.

former holders of Existing LP Common Units immediately after the Plan Distributions, divided by (y) the REIT LP Ownership Percentage (subject to dilution in accordance with the Plan, and subject to reduction in accordance with sections 4.12(a) and 4.14(a) of the Plan, as applicable); and

ii.

to the holders of Allowed Existing REIT Preferred Stock whose shares were so cancelled, a percentage of the New Common Stock issued in accordance with the Restructuring Transactions equal to, in the aggregate, 5.5% divided by the REIT LP Ownership Percentage (subject to dilution in accordance with the Plan, and subject to reduction in accordance with sections 4.11(a) and 4.14(a) of the Plan).

2.

The Reorganized REIT shall issue and contribute to Holdings I and Holdings II (as reorganized pursuant to the Plan, “Reorganized Holdings I” and “Reorganized Holdings II,” respectively), as a contribution to capital, an amount of New Common Stock equal to the amount of such shares that will be distributed in the Restructuring Transactions to holders of Allowed Consenting Crossholder Claims and Allowed Unsecured Claims, as described in Steps D.2 and D.3 below, and that will be deposited in a Disputed Claims reserve on account of any Disputed Unsecured Claims, as described in Step D.8 below.  The portion of such shares contributed to Reorganized Holdings I and Reorganized Holdings II shall be in proportion to each entity’s respective interest in the Reorganized LP taking into account the distributions on the Effective Date.

3.	The Reorganized LP shall cancel all outstanding Existing LP Preferred Units.
4.	All shares of New Common Stock issued in this Step C shall be issued on the Effective Date and evidence of such issuance shall be delivered to the holders as soon as reasonably practicable thereafter.
D.	On the Effective Date, immediately after the transactions described in Step C:
1.	The Reorganized LP shall cancel all outstanding Existing LP Common Units, and, in sequencing and times as determined by the Debtors or Reorganized Debtors, as applicable:
i.	Reorganized Holdings I and Reorganized Holdings II shall each contribute the New Common Stock received in Step C.2 above to the Reorganized LP;
ii.

the Reorganized LP shall issue to Reorganized Holdings I and Reorganized Holdings II an amount of New LP Units equal to, in the aggregate, the amount of shares of New Common Stock that will be issued in accordance with the Restructuring Transactions; and

iii.

the Reorganized LP shall distribute, to holders of Allowed Existing LP Common Units that elect to receive New LP Units in accordance with section 4.10 of the Plan, a percentage of the New LP Units issued in accordance with the Restructuring Transactions equal to, in the aggregate,

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the product of (x) 5.5% and (y)(A) the percentage equal to the number of Existing LP Common Units that such holders elect to exchange for New LP Units divided by (B) the number of Existing LP Common Units issued and outstanding immediately prior to the Plan Distributions (subject to reduction in accordance with section 4.14(a) of the Plan).

2.	In satisfaction of Allowed Consenting Crossholder Claims in accordance with section 4.4 of the Plan, in sequencing and times as determined by the Debtors or Reorganized Debtors, as applicable:
i.

the Reorganized LP shall distribute to holders of Allowed Consenting Crossholder Claims, in the aggregate, a percentage of the New Common Stock shares issued in accordance with the Restructuring Transactions equal to 10.57143% divided by the REIT LP Ownership Percentage (subject to dilution in accordance with the Plan);

ii.	the Reorganized LP shall wire $15,000,000, in the aggregate, to holders of Allowed Consenting Crossholder Claims;
iii.

the New Notes Issuer shall issue New Senior Secured Notes with aggregate principal amounts of $81,000,000 to holders of Allowed Consenting Crossholder Claims (subject to reduction pursuant to the Convertible Notes Election); and

iv.

subject to and in accordance with section 5.9 of the Plan, the New Notes Issuer shall issue New Convertible Notes to holders of Allowed Consenting Crossholder Claims that elect to receive New Convertible Notes in lieu of New Senior Secured Notes.

3.	In satisfaction of Allowed Unsecured Claims in accordance with section 4.7 of the Plan, in sequencing and times as determined by the Debtors or Reorganized Debtors, as applicable:
i.

The Reorganized LP shall distribute to holders of Allowed Unsecured Claims, in the aggregate, a percentage of the New Common Stock shares issued in accordance with the Restructuring Transactions equal to 78.42857% divided by the REIT LP Ownership Percentage (subject to dilution in accordance with the Plan, and subject to any such amounts being deposited in a Disputed Claims reserve in accordance with section 7.4 of the Plan);

ii.

the Reorganized LP shall wire $80,000,000, in the aggregate, to holders of Allowed Unsecured Claims (subject to any such amounts being deposited in a Disputed Claims reserve in accordance with section 7.4 of the Plan);

iii.

the New Notes Issuer shall issue New Senior Secured Notes with aggregate principal amounts of $474,000,000 to holders of Allowed Unsecured Claims (subject to reduction pursuant to the Convertible Notes Election, and

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subject to any such amounts being deposited in a Disputed Claims reserve in accordance with section 7.4 of the Plan); and
iv.

subject to and in accordance with section 5.9 of the Plan, the New Notes Issuer shall issue New Convertible Notes to holders of Allowed Unsecured Claims that are Consenting Noteholders and that elect to receive New Convertible Notes in lieu of New Senior Secured Notes.

4.

In accordance with the Commitment Letter, the New Notes Issuer shall issue the New Money Convertible Notes, in an aggregate principal amount of $50,000,000, to the Commitment Parties, and the Commitment Parties shall wire to the New Notes Issuer an aggregate of $50,000,000 in exchange therefor.

5.

In accordance with section 4.5 of the Plan, the applicable Reorganized Debtors shall mail a check, ACH or wire, at the Debtor’s option, to each holder of an Allowed Ongoing Trade Claim that executes a Trade Agreement on or prior to the Effective Date, an amount of Cash equal to 25% of the Allowed amount of such holder’s Ongoing Trade Claim, in satisfaction of such Allowed Ongoing Trade Claim.

6.	In satisfaction of Allowed First Lien Credit Facility Claims in accordance with section 4.3 of the Plan:
i.

the Reorganized LP shall wire $100,000,000, in the aggregate, to holders of Allowed First Lien Credit Facility Claims, payable, first, from Cash deposited in the segregated account maintained by the Debtors pursuant to paragraph 11(a).ii of the Final Cash Collateral Order and, second, from other Cash on hand; and

ii.

the First Lien Credit Facility shall be amended and restated as the Exit Credit Facility, issued by the Exit Credit Facility Borrower to holders of Allowed First Lien Credit Facility Claims, in an aggregate principal amount of $883,700,000.

7.

Except to the extent that a holder of an Allowed Section 510(b) Claim agrees to different treatment, in satisfaction of Allowed Section 510(b) Claims, the Reorganized REIT shall issue certain amounts of New Common Stock (which amounts shall reduce the amounts otherwise issued or distributed pursuant to Steps C.1(i) and C.1(ii)) to holders of such Allowed Section 510(b) Claims in accordance with section 4.14 of the Plan.

8.

In accordance with section 7.4 of the Plan (if applicable), certain amounts of New Common Stock, Cash, and New Senior Secured Notes shall be deposited in one or more Disputed Claims reserves pending distribution in accordance with the Plan.

9.

All New LP Units and shares of New Common Stock issued in this Step D shall be issued on the Effective Date and evidence of such issuance shall be delivered to the holders as soon as reasonably practicable thereafter.

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E.

On or as soon as reasonably practicable after the Effective Date, the New Board (or a committee thereof) shall adopt an equity incentive plan, which shall provide for a share reserve with respect to which awards may be granted under the plan equal to 10% of the New Common Stock (or warrants or options to purchase New Common Stock or other equity-linked securities) divided by the REIT LP Ownership Percentage on a fully diluted basis.

F.

After the Effective Date, in accordance with section 4.5 of the Plan, the applicable Reorganized Debtors shall mail a check, ACH or wire, at the Debtor’s option, on a quarterly basis, to each holder of an Allowed Ongoing Trade Claim that executed a Trade Agreement on or prior to the Effective Date, the remaining three payments in equal Cash installments, each equal to 25% of the Allowed amount of such holder’s Allowed Ongoing Trade Claim, in satisfaction of such Allowed Ongoing Trade Claim.

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Schedule A-1

Structure Charts—New Notes Issuer and New Notes Issuer Subsidiaries

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Note Third Party Non - JV Entity Joint Venture Owns Unencumbered Property Owns Property with Recourse Debt Owns Property with Non - recourse Debt A Wholly - owned Subsidiary of CBL & Associates Management, Inc. that Owns Property Colors Items Non - member Manager Equity Ownership Abbreviations MM — Managing Member GP — General Partner MGP — Managing General Partner Shapes New entity to be formed Ownership CBL & Associates HoldCo II, LLC CBL & Associates Management, Inc. Mortgage Holdings, LLC Property Name General Notes 1. Ownership assumed to be 100% unless otherwise noted. 2. Unless entity has only one member, ownership is assumed to be non - controlling unless otherwise noted. KEY LP — Limited Partner 1

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST UPPER TIER OWNERSHIP CBL & Associates Properties, Inc. (DE) CBL & Associates Limited Partnership (DE) CBL Holdings II, Inc. (DE) CBL Holdings I, Inc. (DE) CBL & Associates, Inc. (DE) & Third Parties LP CBL & Associates HoldCo I, LLC (DE) New Bank Claim Borrower CBL & Associates HoldCo II, LLC (DE) New Notes Issuer 2

Pledgor:
1. CBL & Associates HoldCo II, LLC

GROUP #1

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST

Pledged Entity, Mortgagor, & Guarantor:
1. Dakota Square Mall CMBS, LLC
2. South County Shoppingtown LLC
3. Northpark Mall/Joplin, LLC



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
Dakota Square Mall CMBS, LLC (DE)
South County Shoppingtown LLC (DE)
Northpark Mall/Joplin, LLC (DE)
Dakota Square
South County Center
Northpark Mall

3

Pledgor:

1. CBL & Associates HoldCo II, LLC
2. CBL & Associates Management, Inc.
3. Laurel Park Retail Holding LLC
4. Eastland Holding I, LLC
5. Eastland Holding II, LLC
6. CBL/Stroud, Inc.
7. Eastland Member, LLC

Mortgagor:

1. Laurel Park Retail Properties LLC
2. CBL-840 GC, LLC
3. Eastland Mall, LLC
4. CBL Pearland Residences PropCo, LLC
5. Stroud Mall, LLC

Pledged Entity & Guarantor:

1. CBL & Associates Management, Inc.
2. Laurel Park Retail Holding LLC
3. Eastland Holding I, LLC
4. Eastland Holding II, LLC
5. CBL/Stroud, Inc.
6. Eastland Member, LLC
7. Laurel Park Retail Properties LLC
8. CBL-840 GC, LLC
9. Eastland Mall, LLC
10. CBL Pearland Residences PropCo, LLC
11. Stroud Mall, LLC

GROUP #1

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
MM—99.5%
MM—99.5%
CBL & Associates Management, Inc. (DE)
MM—99.5%
MM—99%
0.5%
0.5%
0.5%
Laurel Park Retail Holding LLC (MI)
Eastland Holding I, LLC (IL)
Eastland Holding II, LLC (IL)
CBL/Stroud, Inc. (PA)
61.3563%
38.6437%
Eastland Member, LLC (IL)
1%
Laurel Park Retail Properties LLC (DE)
CBL-840 GC, LLC (VA)
Eastland Mall, LLC (DE)
CBL Pearland Residences PropCo, LLC (TX)
Stroud Mall, LLC (PA)
Laurel Park Place
840 Greenbrier Circle
Eastland Mall (including Parcels(s) in the Main Project)
Pearland Town Center—Residences
• Stroud Mall (Fee)
• Stroud Mall (Leasehold)

4

Pledgor:
1. CBL & Associates HoldCo II, LLC
2. CBL & Associates Management, Inc.
3. CBL/York, Inc.
4. Mid Rivers Land LLC
5. CBL/Brookfield I, LLC
6. CBL/Brookfield II, LLC
7. Dunite Acquisitions, LLC
8. Parkway Place Limited Partnership

Mortgagor:
1. York Galleria Limited Partnership
2. Mid Rivers Mall CBS, LLC
3. Brookfield Square Joint Venture
4. Parkway Place SPE, LLC

Pledged Entity & Guarantor:
1. CBL & Associates Management, Inc.
2. Dunite Acquisitions, LLC
3. CBL/York, Inc.
4. Mid Rivers Land LLC
5. CBL/Brookfield I, LLC
6. CBL/Brookfield II, LLC
7. Parkway Place Limited Partnership
8. York Galleria Limited Partnership
9. Mid Rivers Mall CMBS, LLC
10. Brookfield Square Joint Venture
11. Parkway Place SPE, LLC

GROUP #1

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
99% LP
CBL & Associates Management, Inc. (DE)
Dunite Acquisitions, LLC (DE)
2% GP & 49% LP
49% LP
CBL/York, Inc. (PA)
Mid Rivers Land LLC (DE)
CBL/Brookfield I, LLC (DE)
CBL/Brookfield II, LLC (DE)
Parkway Place Limited Partnership (AL)
1% GP
81% MGP
19% LP
York Galleria Limited Partnership (VA)
Mid Rivers Mall CMBS, LLC (DE)
Brookfield Square Joint Venture (OH)
Parkway Place SPE, LLC (DE)
York Galleria
Mid Rivers Mall
Brookfield Square
Parkway Place

5

Pledgor:
1. CBL & Associates HoldCo II, LLC
2. Mortgage Holdings, LLC
3. Multi-GP Holdings, LLC
4. CBL/Nashua Limited Partnership
5. CBL/Old Hickory I, LLC
6. Old Hickory II, LLC
7. Old Hickory Mall Venture

Mortgagor:
1. Harford Mall Business Trust
2. Old Hickory Mall Venture II, LLC
3. St. Clair Square SPE, LLC
4. Meridian Mall Limited Partnership

Pledged Entity & Guarantor:
1. Mortgage Holdings, LLC
2. CBL/Old Hickory I, LLC
3. Old Hickory II, LLC
4. Multi-GP Holdings, LLC
5. CBL/Nashua Limited Partnership
6. Old Hickory Mall Venture
7. Harford Mall Business Trust
8. Old Hickory Mall Venture II, LLC
9. St. Clair Square SPE, LLC
10. Meridian Mall Limited Partnership

GROUP #1

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
99.9209% GP
99% LP
Mortgage Holdings, LLC (DE)
Multi-GP Holdings, LLC (DE)
0.0791% LP
CBL/Old Hickory I, LLC (DE)
Old Hickory II, LLC (DE)
1% GP
95%
5%
CBL/Nashua Limited Partnership (NH)
Old Hickory Mall Venture (TN)
Harford Mall Business Trust (MD)
Old Hickory Mall Venture II, LLC (DE)
St. Clair Square SPE, LLC (DE)
Meridian Mall Limited Partnership (MI)
Harford Mall
Old Hickory Mall
St. Clair Square (Fee)
St. Clair Square (Leasehold)
Meridian Mall (Leasehold)

6

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Monroeville Mall — District CBL/Monroeville Expansion, L.P. (PA) Monroeville Mall and Annex CBL/Monroeville Partner, L.P. (PA) Monroeville Mall — Anchor Monroeville Anchor Limited Partnership (PA) CBL/Monroeville Expansion Partner, L.P. (PA) 99.5% LP 99.5% LP CBL/Monroeville III, LLC (PA) CBL/Monroeville II, LLC (PA) CBL/Monroeville Expansion III, LLC (PA) CBL/Monroeville Expansion II, LLC (PA) CBL/Monroeville I, LLC (DE) CBL/Monroeville Expansion I, LLC (PA) 99.5% LP 0.5% GP 0.5% GP 0.5% GP 99.5 % LP 0.5% GP CBL & Associates Limited Partnership (DE) GROUP #1 CBL & Associates HoldCo II, LLC (DE) CBL/Monroeville, L.P. (PA) Pledgor: 1. CBL & Associates HoldCo II, LLC 2. CBL/Monroeville II, LLC 3. CBL/Monroeville III, LLC 4. CBL/Monroeville Expansion II, LLC 5. CBL/Monroeville Expansion III, LLC 6. CBL/Monroeville Partner, L.P. 7. CBL/Monroeville I, LLC 8. CBL/Monroeville Expansion I, LLC 9. CBL/Monroeville Expansion Partner, L.P. Mortgagor: 1. Monroeville Anchor Limited Partnership 2. CBL/Monroeville, L.P. 3. CBL/Monroeville Expansion, L.P. Pledged Entity & Guarantor: 1. CBL/Monroeville II, LLC 2. CBL/Monroeville III, LLC 3. CBL/Monroeville Expansion II, LLC 4. CBL/Monroeville Expansion III, LLC 5. Monroeville Anchor Limited Partnership 6. CBL/Monroeville Partner, L.P. 7. CBL/Monroeville I, LLC 8. CBL/Monroeville Expansion I, LLC 9. CBL/Monroeville Expansion Partner, L.P. 10. CBL/Monroeville, L.P. 11. CBL/Monroeville Expansion, L.P. 7

Pledgor:
1. CBL & Associates HoldCo II, LLC
2. CBL Outparcel HoldCo, LLC

Pledged Entity:
1. CBL Outparcel HoldCo, LLC
2. Northgate SAC, LLC
3. Pearland-OP Parcel 8, LLC
4. Southpark Mall-DSG, LLC
5. Alamance Crossing II, LLC
6. Brookfield Square Parcel, LLC
7. WI-Land Parcels, LLC
8. TN-Land Parcels, LLC
9. Volusia SAC, LLC
10. East Towne Parcel I, LLC
11. LHM-Utah, LLC
12. Volusia-OP Peripheral, LLC
13. Hanes Mall Parcels, LLC

Mortgagor: None.

Guarantor:
1. CBL Outparcel HoldCo, LLC

GROUP #3

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL Outparcel HoldCo, LLC (DE)
Northgate SAC, LLC (TN)
Northgate Mall Sears TBA—Outparcels
Ground Leased from TX-Land Parcels, LLC
Pearland-OP Parcel 8, LLC (TX)
Pearland Town Center—Self Development (Parcel 8)
SouthPark Mall-DSG, LLC (VA)
SouthPark Mall—Dick's Sporting Goods
Alamance Crossing II, LLC (NC)
Alamance Crossing—West
Brookfield Square Parcel, LLC (WI)
• Brookfield Square—Bluemound Road parcels (Fee)/Lifestyle Center
• Brookfield Square—Bluemound Road parcels (Leasehold)/Lifestyle Center
WI-Land Parcels, LLC (WI)
East Towne Mall—Outparcel
TN-Land Parcels, LLC (TN)
Northgate Mall—Outparcel
Volusia SAC, LLC (FL)
Volusia Mall—Sears TBA
East Towne Parcel I, LLC (WI)
East Towne Mall—Parcel
LHM-Utah, LLC (DE)
Layton Hills Mall—Outparcel II
Volusia-OP Peripheral, LLC (FL)
Volusia Mall—Restaurant Village
Hanes Mall Parcels, LLC (NC)
Hanes Mall—Restaurants

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PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST CBL Monroeville Mall OP PropCo, LLC (PA) Monroeville Mall – Parcel(s) in the Main Project CBL Northpark Mall OP PropCo, LLC (MO) Northpark Mall – Parcel(s) in the Main Project CBL Hamilton Place Sears OP PropCo, LLC (TN) Hamilton Place — Sears (Parcel(s) in Main Project) CBL Laurel Park Mall OP PropCo, LLC (MI) Laurel Park Mall Parcel(s) in the Main Project CBL Meridian Mall OP PropCo, LLC (MI) Meridian Mall – Parcel(s) in the Main Project (Leasehold) CBL Mid Rivers Mall OP PropCo, LLC (MO) Mid Rivers Mall – Parcel(s) in the Main Project CBL Coolsprings Crossing OP PropCo, LLC (TN) CoolSprings Crossing Parcel(s) in the Main Project CBL Dakota Square Mall OP PropCo, LLC (ND) Dakota Square Parcel(s) in the Main Project CBL Outparcel HoldCo, LLC (DE) CBL & Associates Limited Partnership (DE) GROUP #3 CBL & Associates HoldCo II, LLC (DE) CBL Meridian Mall OP PropCo II, LLC (MI) Meridian Mall – Parcel(s) in the Main Project (Fee) CBL Brookfield Square OP PropCo, LLC (WI) Brookfield Square – Mooreland Rd Outparcels (pending subdivision) Pledgor: 1. CBL & Associates HoldCo II, LLC 2. CBL Outparcel HoldCo, LLC Pledged Entity: 1. CBL Outparcel HoldCo, LLC 2. CBL Hamilton Place Sears OP PropCo, LLC 3. CBL Laurel Park Mall OP PropCo, LLC 4. CBL Dakota Square Mall OP PropCo, LLC 5. CBL Mid Rivers Mall OP PropCo, LLC 6. CBL Brookfield Square OP PropCo, LLC 7. CBL Monroeville Mall OP PropCo, LLC 8. CBL Meridian Mall OP PropCo, LLC 9. CBL Meridian Mall OP PropCo II, LLC 10. CBL CoolSprings Crossing OP PropCo, LLC 11. CBL Northpark Mall OP PropCo, LLC Mortgagor: None. Guarantor: 1. CBL Outparcel HoldCo, LLC 9

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST CBL Southaven Towne Center OP PropCo, LLC (MS) Southaven Towne Center — Parcel(s) in the Main Project CBL St. Clair Square OP PropCo, LLC (IL) St. Clair Square — Parcel(s) in the Main Project CBL Landing at Arbor Place OP PropCo, LLC (GA) The Landing at Arbor Place — Parcel(s) in the Main Project CBL Valley View Mall OP PropCo, LLC (VA) Valley View Mall — Parcel(s) in the Main Project CBL West Towne Crossing OP PropCo, LLC (WI) West Towne Crossing (Parcel(s) in Main Project) CBL York Galleria OP PropCo, LLC (PA) York Galleria — Parcel(s) in the Main Project CBL South County Center OP PropCo, LLC (MO) South County Center — Parcel(s) in the Main Project CBL Parkdale Mall Corner Tract 4 PropCo, LLC (TX) Parkdale Mall — Corner (Self Dev. Tract 4/Pad B) CBL & Associates Limited Partnership (DE) CBL Outparcel HoldCo, LLC (DE) GROUP #3 CBL & Associates HoldCo II, LLC (DE) CBL Fayette Mall OP PropCo, LLC (KY) Fayette Mall – Parcel(s) in the Main Project (pending loan release) CBL Jefferson Mall Self Dev PropCo, LLC (KY) Jefferson Mall – Self Development Pledgor: 1. CBL & Associates HoldCo II, LLC 2. CBL Outparcel HoldCo, LLC Pledged Entity: 1. CBL Outparcel HoldCo, LLC 2. CBL West Towne Crossing OP PropCo, LLC 3. CBL York Galleria OP PropCo, LLC 4. CBL Jefferson Mall Self Dev PropCo, LLC 5. CBL Parkdale Mall Corner Tract 4 PropCo, LLC 6. CBL South County Center OP PropCo, LLC 7. CBL Southaven Towne Center OP PropCo, LLC 8. CBL St. Clair Square OP PropCo, LLC 9. CBL Fayette Mall OP PropCo, LLC 10. CBL Landing at Arbor Place OP PropCo, LLC 11. CBL Valley View Mall OP PropCo, LLC Mortgagor: None. Guarantor: 1. CBL Outparcel HoldCo, LLC 10

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST CBL & Associates Limited Partnership (DE) West Towne Mall — Restaurant District West Towne District, LLC (WI) CBL Dakota Square Mall OP PropCo III, LLC (ND) Dakota Square — Mgmt GL Parcels CBL Shops at EastGate PropCo, LLC (OH) EastGate Mall — Shops at EastGate CBL Kirkwood Mall OP PropCo, LLC (ND) Kirkwood Mall — Mgmt GL Parcels CBL Layton Hills Mall OP PropCo, LLC (UT) Layton Hills Mall — Mgmt GL Parcels CBL Pearland Town Center OP PropCo II, LLC (TX) Pearland Town Center — Mgmt GL Parcels CBL Parkdale Mall Corner OP PropCo, LLC (TX) Parkdale Mall — Mgmt GL Parcels CBL Northpark Mall OP PropCo III, LLC (MO) Northpark Mall — Mgmt GL Parcels CBL Mayfaire Town Center OP PropCo, LLC (NC) Mayfaire Town Center — Mgmt GL Parcels CBL South County Center OP PropCo II, LLC (MO) South County Center — Mgmt GL Parcels CBL Post Oak Mall OP PropCo, LLC (TX) Post Oak Mall — Mgmt GL Parcels GROUP #3 CBL & Associates HoldCo II, LLC (DE) CBL Outparcel HoldCo, LLC (DE) Pledgor: 1. CBL & Associates HoldCo II, LLC 2. CBL Outparcel HoldCo, LLC Pledged Entity: 1. CBL Outparcel HoldCo, LLC 2. CBL Pearland Town Center OP PropCo II, LLC 3. CBL Parkdale Mall Corner OP PropCo, LLC 4. CBL Northpark Mall OP PropCo III, LLC 5. CBL Mayfaire Town Center OP PropCo, LLC 6. CBL South County Center OP PropCo II, LLC 7. CBL Post Oak Mall PropCo, LLC 8. CBL Dakota Square Mall OP PropCo III, LLC 9. CBL Shops at EastGate PropCo, LLC 10. West Towne District, LLC 11. CBL Kirkwood Mall OP PropCo, LLC 12. CBL Layton Hills Mall OP PropCo, LLC Mortgagor: None. Guarantor: 1. CBL Outparcel HoldCo, LLC 11

Pledgor:
1. CBL & Associates HoldCo II, LLC
2. CBL Outparcel HoldCo, LLC

Pledged Entity:
1. CBL Outparcel HoldCo, LLC
2. Hamilton Place Anchor S, LLC
3. Parkdale Anchor M, LLC
4. TX-Land Parcels, LLC
5. CBL Cross Creek Sears OP PropCo, LLC

Mortgagor: None.

Guarantor:
1. CBL Outparcel HoldCo, LLC

GROUP #3

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL Outparcel HoldCo, LLC (DE)
Hamilton Place Anchor S, LLC (DE)
Hamilton Place—Sears
Parkdale Anchor M, LLC (TX)
Parkdale Mall—Macy's
TX-Land Parcels, LLC (TX)
Mall del Norte TX Outparcel
CBL Cross Creek Sears OP PropCo, LLC (NC)
Cross Creek Sears – Parcel(s) in the Main Project

12

Pledgor:
1. CBL & Associates HoldCo II, LLC
2. CBL Outparcel HoldCo, LLC
3. Cross Creek Anchor S GP, LLC

Pledged Entity:
1. CBL Outparcel HoldCo, LLC
2. Cross Creek Anchor S, LP
3. Eastland Anchor M, LLC
4. Jefferson Anchor M, LLC
5. Jefferson Anchor S, LLC

Mortgagor: None.

Guarantor:
1. CBL Outparcel HoldCo, LLC
2. Cross Creek Anchor S GP, LLC

GROUP #3

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL Outparcel HoldCo, LLC (DE)
Cross Creek Anchor S GP, LLC (NC)
99.5%
GP—0.5%
Cross Creek Anchor S, LP (NC)
Cross Creek Mall—Sears
Eastland Anchor M, LLC (IL)
Eastland Mall—Macy's
Jefferson Anchor M, LLC (IL)
Jefferson Mall—Macy's
Round 1
Jefferson Anchor S, LLC (KY)
Jefferson Mall—Sears

13

GROUP #3

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Properties, Inc. (DE)
CBL Holdings II, Inc. (DE)
CBL Holdings I, Inc. (DE)
CBL & Associates, Inc. (DE) & Third Parties
96.4629% LP
0.9982% GP
2.54% LP
0.1% LP
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL Outparcel HoldCo, LLC (DE)
CBL CoolSprings Crossing HoldCo GP, LLC (TN)
98.9% LP
1% GP
99% LP
Tenn-GP Holdings, LLC (TN)
GP—1%
Coolsprings Crossing Limited Partnership (TN)
Coolsprings Crossing
CBL Sunrise Commons PropCo, LLC (TX)
Sunrise Commons
The Courtyard at Hickory Hollow Limited Partnership (DE)
Courtyard at Hickory Hollow
Madison Joint Venture, LLC (WI)
West Towne Crossing

Pledgor:
1. CBL & Associates HoldCo II, LLC
2. CBL Outparcel HoldCo, LLC
3. CBL CoolSprings Crossing HoldCo GP, LLC
4. Tenn-GP Holdings, LLC

Pledged Entity:
1. CBL Outparcel HoldCo, LLC
2. CBL CoolSprings Crossing HoldCo GP, LLC
3. CoolSprings Crossing Limited Partnership
4. CBL Sunrise Commons PropCo, LLC
5. Tenn-GP Holdings, LLC
6. The Courtyard at Hickory Hollow Limited Partnership
7. Madison Joint Venture, LLC

Mortgagor: None.

Guarantor:
1. CBL CoolSprings Crossing HoldCo GP, LLC
2. Tenn-GP Holdings, LLC
3. CBL Outparcel HoldCo, LLC

14

Pledgor:

1. CBL & Associates HoldCo II, LLC
2. CBL Outparcel HoldCo, LLC

Pledged Entity:

1. CBL Outparcel HoldCo, LLC
2. Gunbarrel Commons, LLC
3. Shoppes at St. Clair CMBS, LLC
4. The Landing at Arbor Place II, LLC
5. CBL Harford Mall Annex PropCo, LLC
6. Fayette Plaza CMBS, LLC
7. CBL Westgate Crossing PropCo, LLC
8. CBL Frontier Square PropCo, LLC

Mortgagor: None.

Guarantor:

1. CBL Outparcel HoldCo, LLC

GROUP #3

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL Outparcel HoldCo, LLC (DE)
Gunbarrel Commons, LLC (TN)
Gunbarrel Pointe
Shoppes at St. Clair CMBS, LLC (DE)
Shoppes @ St. Clair
CBL Harford Mall Annex PropCo, LLC (MD)
Harford Mall - Annex
CBL Westgate Crossing PropCo, LLC (SC)
Sunrise Commons
CBL Frontier Square PropCo, LLC (WY)
Frontier Square
The Landing at Arbor Place II, LLC (DE)
The Landing at Arbor Place
Fayette Plaza CMBS, LLC (DE)
The Plaza at Fayette (including Parcel(s) in Main Project and Johnny Carino's Redevelopment)

15

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:
1. CBL & Associates Management, Inc.
2. CBL/MSC II, LLC
3. CBL/MSC, LLC

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



Supplemental Key for this Chart only
MOSCM, LLC
MOSCI, LLC
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL & Associates Management, Inc. (DE)
CBL/MSC II, LLC (SC)
Burroughs & Chapin Company, Inc. (SC)
Myrtle Beach Farms Company, Inc. (SC)
0.1% LP
0.1% LP
CBL/MSC, LLC (SC)
MOSCM, LLC (SC)
MOSCI, LLC (SC)
MGP—1% & LP—49%
MGP—1% & LP—49%
48.9% LP
48.9% LP
1% GP
1% GP
Mall of South Carolina Outparcel Limited Partnership (SC)
Coastal Grand OP (Fee)
Coastal Grand OP (Leasehold)
Mall of South Carolina Limited Partnership (SC)
Coastal Grand Outparcel CMBS, LLC (DE)
Coastal Grand Outparcel – Fee Outparcels
Coastal Grand-DSG, LLC (SC)
Coastal Grand Mall —Dick's Sporting Goods
Coastal Grand CMBS, LLC (DE)
Coastal Grand Mall and District

16

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:
1. The Galleria Associates, L.P.
2. CBL & Associates Management, Inc.
3. Oak Park Holding I, LLC



CBL & Associates Properties, Inc. (DE)
CBL Holdings II, Inc. (DE)
CBL Holdings I, Inc. (DE)
CBL & Associates, Inc. (DE) & Third Parties
96.4629% LP
0.9982% GP
2.54% LP
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
0.1% LP
GP—99.9%
The Galleria Associates, L.P. (TN)
MM—99.5%
CBL & Associates Management, Inc. (DE)
0.5%
Oak Park Holding I, LLC (KS)
T-C Midwest Retail LLC (DE)
16.8535512%
50%
MM—33.1464488%
CBL/T-C, LLC (DE)
West County Shoppingtown LLC (DE)
CoolSprings Mall, LLC (DE)
CoolSprings Galleria
CoolSprings GL Parcel, LLC (TN)
CoolSprings Macy's Outparcel (leasehold)
West County Mall CMBS, LLC (DE)
West County Center
Oak Park Mall, LLC (DE)
Oak Park Mall

17

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Friendly Shopping Center CBL - Friendly Center CMBS, LLC (DE) Teachers ’ Retirement System of the State of Illinois (IL) MM — 50% 50% CBL - Friendly Center, LLC (NC) CBL & Associates Limited Partnership (DE) TR CBL - TRS I, LLC (DE) CBL - TRS Member I, LLC (DE) CBL - TRS Joint Venture, LLC (DE) Shops at Friendly Center — Phase I and II CBL - Shops at Friendly II, LLC (DE) CBL - Shops at Friendly, LLC (DE) Friendly Center — Belk Homestore CBL - Offices at Friendly, LLC (NC) GROUP # 4 CBL & Associates HoldCo II, LLC (DE) Pledgor: None. Pledged Entity: None. Mortgagor: None. Guarantor: 1. CBL - TRS Member I, LLC 18

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:
1. CBL & Associates Management, Inc.
2. CBL BI Developments Member, LLC
3. CBL BI Developments II Member, LLC
4. CBL Laredo Member, LLC

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



Supplemental Key for this Chart only
Horizon Private Equity III, LLC
Wolftever II, LLC
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL & Associates Management, Inc. (DE)
CBL Laredo Member, LLC (TX)
CBL BI Developments Member, LLC (TN)
Horizon Private Equity III, LLC
CBL BI Developments II Member, LLC (TN)
MM—65%
El Portal Center LLC (DE)
Lawrence A. Friedman
20%
20%
50%
40%
35%
Class B Member
Wolftever II, LLC (TN)
MM—30%
MM—40%
Laredo Outlet JV, LLC (DE)
BI Developments, LLC (TN)
Northgate Mall—JCP
BI Developments II, LLC (TN)
Northgate Mall – Sears
Laredo Outlet Shoppes, LLC (DE)
Outlet Shoppes at Laredo

19

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:

1. CBL & Associates Management, Inc.
2. CBL Woodstock Member, LLC
3. CBL Woodstock Outparcel Member, LLC

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
Pleasant Lake Apts., Corp.
Horizon Group Properties, Inc. (MD)
Pleasant Lake Apts., LP (OH)
CBL Woodstock Member, LLC (GA)
Horizon Group Properties, L.P. (DE)
CBL & Associates Management, Inc. (DE)
MM—48.3%
Pleasant Lake-Skoien Investments, LLC (DE)
7.611%
MM—50%
Horizon Atlanta Outlet Shoppes, LLC (DE)
7.389%
35%
CBL Woodstock Outparcel Member, LLC (GA)
Atlanta Outlet JV, LLC (DE)
35%
MM—65%
Outlet Shoppes at Atlanta—Tract 1B and Others
Atlanta Outlet Shoppes, LLC (DE)
Atlanta Outlet Shoppes II, LLC (DE)
Atlanta Outlet Outparcels, LLC (DE)
Outlet Shoppes at Atlanta—Tract 1A
Outlet Shoppes at Atlanta—Tract 1A1
Outlet Shoppes at Atlanta—Outparcel

20

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:
1. CBL & Associates Management, Inc.
2. CBL El Paso Outparcel Member, LLC
3. CBL El Paso Member, LLC



Supplemental Key for this Chart only
Pleasant Lake Apts., LP
Pleasant Lake-Skoien Investments, LLC
Horizon El Paso, LLC
See prior pages for more detailed ownership of 3rd party entities
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL & Associates Management, Inc. (DE)
Horizon El Paso, LLC (DE)
CBL El Paso Outparcel Member, LLC (TX)
CBL El Paso Member, LLC (DE)
Pleasant Lake Apts., LP (OH)
Pleasant Lake-Skoien Investments, LLC (DE)
11.75%
17.625%
4.9167%
7.375%
25%
MM—50%
El Paso Outlet Center Holding, LLC (DE)
50%
MM—33.333%
25%
El Paso Outlet Center Manager, Inc. (DE)
99.5%
MM—0.5%
50%
MM—75%
MM—50%
El Paso Outlet Center, LLC (DE)
El Paso Outlet Outparcels II, LLC (DE)
Outlet Shoppes at El Paso—OP II
El Paso Outlet Center II, LLC (DE)
Outlet Shoppes at El Paso—0.2763 Acre Tract
El Paso Outlet Outparcels, LLC (DE)
Outlet Shoppes at El Paso—OP
El Paso Outlet Center CMBS, LLC (DE)
Outlet Shoppes at El Paso—. Phase I and Phase II

21

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:
1. CBL Gettysburg Member, LLC

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST

GROUP #4



Supplemental Key for this Chart only
Individual Retirement Account of Thomas Berlin Equity Trust Company, custodian
Pleasant Lake-Skoien Investments, LLC
Horizon Group Properties, L.P.
See prior pages for more detailed ownership of 3rd party entities
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL Gettysburg Member, LLC (DE)
Individual Retirement Account of Thomas Berlin, Equity Trust Company, custodian
Pleasant Lake-Skoien Investments, LLC (DE)
Horizon Group Properties, L.P. (DE)
1.0987%
29.8426%
19.0587%
MM—50%
1.0987%
29.8426%
19.0587%
MM—50%
Gettysburg Outlet Center Holding, LLC (DE)
Gettysburg Outlet Center GP, Inc. (DE)
99% LP
1% GP
Gettysburg Outlet Center, LP (PA)
Gettysburg Outlet Center, LLC (DE)
Outlet Shoppes at Gettysburg—Phase II
Gettysburg Outlet Center CMBS, LLC (DE)
Outlet Shoppes at Gettysburg—Phase I

22

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST CBL & Associates Limited Partnership (DE) Outlet Shoppes of the Bluegrass Bluegrass Outlet Shoppes CMBS, LLC (DE) Outlet Shoppes of the Bluegrass — Phase II Bluegrass Outlet Shoppes II, LLC (KY) Louisville Outlet Shoppes, LLC (DE) Outlet Shoppes of the Bluegrass — OP Tract 11 Horizon Louisville Outlets, LLC (DE) CBL Louisville Member, LLC (KY) MM — 50% 50% GROUP #4 CBL & Associates HoldCo II, LLC (DE) Pledgor: None. Pledged Entity: None. Mortgagor: None. Guarantor: 1. CBL Louisville Member, LLC 23

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:

1. CBL & Associates Management, Inc.

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL & Associates Management, Inc. (DE)
MM—90%
The Lewis Forrest Conner Family Trust
The Holland Ashley Conner Family Trust
5%
5%
CBL HP Self Storage Member, LLC (TN)
59.98%
Adam J. Ellsworth
Chattanooga Self Storage JV GP, LLC (TN)
Mid Rivers Self Storage JV GP, LLC (OH)
Beaumont Self Storage GP, LLC (TX)
Cincinnati Self Storage JV III GP, LLC (OH)
Chattanooga Self Storage JV, LP (TN)
Mid Rivers Self Storage JV, LP (TN)
Beaumont Self Storage JV, LP (TX)
Cincinnati Self Storage JV III, LP (TN)
MM—40.02%
MM—50%
MM—50%
MM—50%
50%
50%
50%
Hamilton Place Self Storage, LLC (TN)
Hamilton Place—Self Storage
Self Storage at Mid Rivers, LLC (MO)
Mid Rivers—Self Storage
Parkdale Self Storage, LLC (TX)
Parkdale Mall—Self Storage
EastGate Storage, LLC (OH)
Eastgate Mall—Self Storage

24

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST • York Town Center • York Town Center — Former Pier 1 York Town Center Holding, LP (PA) York Town Center, LP (PA) York Town Center Holding GP, LLC (DE) GP — 0.001% 99.999 % CBL & Associates Limited Partnership (DE) High Real Estate Group, LLC (PA) High Family General Corporation CBL/Penn Investments, LLC (DE) York Town Center GP, LLC (DE) High Family Partnership I, LP (PA) CBL/York Town Center, LLC (DE) 38.9 % GP — 0.1% 49.9% GP — 0.1 % CBL/York Town Center GP, LLC (DE) GROUP #4 CBL & Associates HoldCo II, LLC (DE) 11% Pledgor: None. Pledged Entity: None. Mortgagor: None. Guarantor: 1. CBL/York Town Center GP, LLC 2. CBL/York Town Center, LLC 3. CBL/Penn Investments, LLC 25

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:

1. CBL Fremaux Member, LLC
2. CBL & Associates Management, Inc.
3. CBL Ambassador Member, LLC

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
Stirling-Levis, L.L.C. (DE)
CBL Fremaux Member, LLC (DE)
CBL & Associates Management, Inc. (DE)
~14%
35%
MM—65%
MM—~86%
CBL Ambassador Member, LLC (LA)
Stirling Ambassador Partners, L.L.C. (LA)
MM—65%
35%
Fremaux Town Center JV, LLC (DE)
Fremaux Town Center SPE, LLC (DE)
Fremaux Town Center Phase I and II
Ambassador Town Center JV, L.L.C. (LA)
Ambassador Town Center

26

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:
1. CBL & Associates Management, Inc.
2. The Pavilion at Port Orange, LLC
3. Hammock Landing/West Melbourne, LLC

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL & Associates Management, Inc. (DE)
MM—91.09%
MM—54.29%
9.91%
45.71%
The Pavilion at Port Orange, LLC (FL)
Hammock Landing/West Melbourne, LLC (FL)
MJDB Real Estate Holdings, LLC
5%
John Rehak, Jr.
5%
Ogdensburg LLC (NY)
40%
MM—50%
Port Orange I, LLC (FL)
Port Orange Town Center LLC (DE)
Pavilion at Port Orange — Phase I
Arthur M. Gellman Irrevocable Trust
26 1/3%
George I. Gellman Irrevocable Trust
26 1/3%
MJDB Real Estate Holdings, LLC
10%
Clarke H. Narins Irrevocable Trust
26 1/3%
Benchmark Sunrise Properties, Inc.
GP—1%
John Rehak, Jr.
10%
Hammock Landing Associates, LP (DE)
50%
MM—50%
West Melbourne I, LLC (DE)
West Melbourne Town Center LLC (DE)
Hammock Landing—Phase I
West Melbourne Holdings II, LLC (FL)
Hammock Landing—Phase II

27

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Encumbered by internal loan The Promenade D’Iberville, LLC (MS) Promenade at D ’ Iberville Shoppes at Eagle Point, LLC (TN) Shoppes at Eagle Point CBL Eagle Point Member, LLC (DE) CBL - D’Iberville Member, LLC (MS) D’Iberville Promenade, LLC (GA) CHM Browning, LLC (TN) CBL & Associates Limited Partnership (DE) CBL & Associates Management, Inc. (DE) 15% CM — 99.5% 0.5% MM — 96.5% MM — 85% MM — 50% 50% 3.5% GROUP #4 CBL & Associates HoldCo II, LLC (DE) Pledgor: None. Pledged Entity: None. Mortgagor: None. Guarantor: 1. CBL & Associates Management, Inc. 2. CBL - D’Iberville Member, LLC 3. CBL Eagle Point Member, LLC 28

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST


CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
Multi-GP Holdings, LLC (DE)
GP—1%
99%
Arbor Place Limited Partnership (GA)
18.01%
MM—81.99%
Alamance Crossing, LLC (NC)
CW Joint Venture, LLC (DE)
CBL Brookfield Sears & Street Shops HoldCo, LLC (WI)
Jefferson Mall Company II, LLC (DE)
North Charleston Joint Venture II, LLC (DE)
Alamance Crossing CMBS, LLC (DE)
Arbor Place II, LLC (DE)
Brookfield Square Anchor S, LLC (WI)
Jefferson Mall CMBS, LLC (DE)
Northwoods Mall CMBS, LLC (DE)
Alamance Crossing—East
Arbor Place Main Mall (Arbor Place II, LLC)
Brookfield Square—Sears and Street Shops
Jefferson Mall
Northwoods Mall

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:
1. Multi-GP Holdings, LLC
2. Arbor Place Limited Partnership
3. Alamance Crossing, LLC
4. CW Joint Venture, LLC
5. CBL Brookfield Sears & Street Shops HoldCo, LLC
6. Jefferson Mall Company II, LLC
7. North Charleston Joint Venture II, LLC

29

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:

1. CBL/J I, LLC
2. CBL/Parkdale, LLC
3. CBL/Parkdale Crossing GP, LLC
4. CBL/Parkdale Mall GP, LLC
5. Parkdale Mall Associates, L.P.
6. Parkdale Crossing Limited Partnership
7. CBL/Fayette I, LLC
8. CBL/Fayette II, LLC
9. Lexington Joint Venture
10. Parkdale Mall, LLC
11. CBL/Parkdale Crossing, L.P.

GROUP #4

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL/J I, LLC (DE)
CBL/Parkdale, LLC (TX)
99.95% LP
CBL/Parkdale Crossing GP, LLC (DE)
99.9% LP
GP—0.05%
0.1% GP
CBL/Parkdale Mall GP, LLC (DE)
Parkdale Mall Associates, L.P. (TX)
Parkdale Crossing Limited Partnership (TX)
MM—0.05%
99.95%
0.1% GP
99.9% LP
CBL/Fayette I, LLC (DE)
CBL/Fayette II, LLC (DE)
MGP—97.81%
2.19%
Lexington Joint Venture (OH)
Parkdale Mall, LLC (TX)
CBL/Parkdale Crossing, L.P. (TX)
Fayette Mall SPE, LLC (DE)
Fayette Middle Anchor, LLC (KY)
Parkdale Mall CMBS, LLC (DE)
Parkdale Crossing CMBS, LLC (DE)
Fayette Mall
Fayette Mall – Sears Renovation
Parkdale Mall
• Parkdale Crossing (including Lifeway Christian Redevelopment)

30

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Properties, Inc. (DE)
CBL Holdings II, Inc. (DE)
CBL Holdings I, Inc. (DE)
CBL & Associates, Inc. (DE) & Third Parties
0.0385% LP
96.4629% LP
0.9982% GP
2.54% LP
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
99.3468% LP
CBL & Associates Management, Inc. (DE)
Mortgage Holdings, LLC (DE)
CBL/GP Cary, Inc. (NC)
CBL/GP, Inc. (WY)
CBL/GP II, Inc. (WY)
99% LP
99.9% GP
0.1% LP
0.1937% LP
0.4210% GP
1% GP
99.5% LP
Henderson Square Limited Partnership (NC)
Volusia Mall GP, Inc. (NY)
1% GP
Volusia Mall Limited Partnership (NY)
WestGate Mall Limited Partnership (SC)
Seacoast Shopping Center Limited Partnership (NH)
99%
Cross Creek Mall, LLC (NC)
Volusia Mall Member SPE, LLC (DE)
WestGate Mall II, LLC (DE)
Southpark Mall, LLC (VA)
GP—1%
Cross Creek Mall SPE, L.P. (NC)
Volusia Mall, LLC (FL)
WestGate Mall CMBS, LLC (DE)
Southpark Mall CMBS, LLC (DE)
Cross Creek Mall
Volusia Mall
Westgate Mall
Southpark Mall

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:

1. CBL & Associates Management, Inc.
2. CBL/GP Cary, Inc.
3. CBL/GP, Inc.
4. CBL/GP II, Inc.
5. Mortgage Holdings, LLC
6. Henderson Square Limited Partnership
7. Volusia Mall GP, Inc.
8. Volusia Mall Limited Partnership
9. Westgate Mall Limited Partnership
10. Seacoast Shopping Center Limited Partnership
11. Cross Creek Mall, LLC
12. Volusia Mall Member SPE, LLC
13. Westgate Mall II, LLC
14. Southpark Mall, LLC

31

Pledgor: None.

Pledged Entity: None.

Mortgagor: None.

Guarantor:

1. CBL & Associates Management, Inc.
2. CBL/GP VI, Inc.
3. Montgomery Partners, L.P.
4. CBL/Kentucky Oaks, LLC

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



Supplemental Key for this Chart only
Cafaro Governor's Square Partnership
Montgomery Partners, L.P.
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL & Associates Management, Inc. (DE)
CBL/GP VI, Inc. (TN)
99%
GP—1%
Cafaro Governor's Square Partnership (OH)
MGP—50%
MGP—47.5%
Donald J. DeSalvo
Montgomery Partners, L.P. (TN)
CBL/Kentucky Oaks, LLC (DE)
Anthony M. Cafaro, Trustee of the Revocable Family Trust
GP—10%
William A. Cafaro, Anthony M. Cafaro, Jr., Mark J. Beck, Co-Trustees of the Anthony M. Cafaro Irrevocable Trust
GP—10%
The Marion Plaza, Inc. (DE)
5%
47.5%
50%
50% LP
MGP—30%
Governor's Square Company (TN)
Governor's Square
Governor's Square Company IB (TN)
Governor's Square Plaza
Kentucky Oaks Mall Company (OH)
Kentucky Oaks

32

Guarantor:
1. CBL & Associates Management, Inc.
2. Port Orange Holdings II, LLC
3. CBL Statesboro Member, LLC
4. CBL Louisville Outparcel Member, LLC

Pledgor: None.
Pledged Entity: None.
Mortgagor: None.

GROUP #4

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC
CM—75.28%
24.72%
CBL & Associates Management, Inc. (DE)
CBL & Associates Management, Inc. (DE)
Continental Properties Company, Inc. (WI)
Continental 460 Fund LLC (WI)
MM—250 Continental Units
Various Investors
315 Investor Units
Port Orange Holdings II, LLC, (FL)
435 Investor Units
Continental 425 Fund LLC (WI)
Pavilion at Port Orange West JV—Apts
ESR Statesboro, LLC (GA)
50%
CBL Statesboro Member, LLC (GA)
MM—50%
Statesboro Crossing, LLC (GA)
Statesboro—Land
Horizon Louisville Outlets, LLC (DE)
35%
CBL Louisville Outparcel Member, LLC (KY)
MM—65%
Louisville Outlet Outparcels, LLC (DE)
Outlet Shoppes of the Bluegrass—OP Tract 8

33

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST CBL & Associates Limited Partnership (DE) GROUP #4 Asheville Mall Asheville Mall CMBS, LLC (DE) Eastgate Mall Eastgate Mall CMBS, LLC (DE) Greenbrier Mall Greenbrier Mall II, LLC (DE) Asheville, LLC (NC) CBL/Eastgate Mall, LLC (DE) Eastgate Company (OH) CBL/Eastgate I, LLC (DE) CBL/Eastgate II, LLC (DE) CBL/J II, LLC (DE) CW Joint Venture, LLC (DE ) Arbor Place Limited Partnership (GA) 81.99% Multi - GP Holdings, LLC (DE) 1% GP 99% LP CBL & Associates HoldCo II, LLC (DE) 18.01% 53.8475% 46.1525 % Guarantor: 1. Asheville, LLC 2. CBL/Eastgate Mall, LLC 3. Eastgate Company 4. CBL/Eastgate I, LLC 5. CBL/Eastgate II, LLC 6. CBL/J II, LLC 7. CW Joint Venture, LLC 8. Arbor Place Limited Partnership 9. Multi - GP Holdings, LLC Pledgor: None. Pledged Entity: None. Mortgagor: None. 34

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST CBL & Associates Limited Partnership (DE) GROUP #4 Park Plaza Mall Park Plaza Mall CMBS, LLC (DE) CW Joint Venture, LLC (DE ) Arbor Place Limited Partnership (GA) 81.99% Multi - GP Holdings, LLC (DE) 1 % GP 99% LP CBL & Associates HoldCo II, LLC (DE) 18.01 % CBL/Park Plaza Mall, LLC (DE) CBL/Park Plaza, Limited Partnership (AR) CBL/Park Plaza GP, LLC (AR) 0.1% GP 99.9 % LP Guarantor: 1. CBL/Park Plaza Mall, LLC 2. CBL/Park Plaza, Limited Partnership 3. CBL/Park Plaza GP, LLC 4. CW Joint Venture, LLC 5. Arbor Place Limited Partnership 6. Multi - GP Holdings, LLC Pledgor: None. Pledged Entity: None. Mortgagor: None. 35

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Supplemental Key for this Chart only The Lewis Forrest Conner Family Trust The Holland Ashley Conner Family Trust CBL & Associates Limited Partnership (DE) GROUP #4 CBL & Associates HoldCo II, LLC (DE) Vision - CBL Hamilton Place, LLC (TN) Hamilton Place — ALOFT Hotel CBL HP Hotel Member, LLC (TN) Vision Fund I, LLC (DE) Vision Fund Manager, LLC (DE) Vision Fund Hamilton, LLC (GA) MM — 50% 50% Mitul I. Patel Guarantor: 1. CBL HP Hotel Member, LLC Pledgor: None. Pledged Entity: None. Mortgagor: None. 36

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Lebcon Associates (TN) Bassam Issa CBL Lebcon HoldCo, LLC (TN) The Holland Ashley Conner Family Trust The Lewis Forrest Conner Family Trust CBL Bullseye Member, LLC (TN) Amin Issa CBL & Associates Limited Partnership (DE) 5 % LP 25% 20% MM . 5 5 % GROUP #4 CBL & Associates HoldCo II, LLC (DE) Bullseye, LLC (TN) Hamilton Corner — AAA Parcel Hamilton Place — Lebcon (Land) CBL Lebcon HoldCo LP, LLC (DE) 1% GP 89 % LP 5% LP Pledgor: None. Pledged Entity: None Mortgagor: None. Guarantor: 1. CBL Lebcon HoldCo, LLC 2. CBL Lebcon HoldCo LP, LLC 37

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST GROUP #7 Hamilton Corner Hamilton Corner CMBS General Partnership (TN) CBL Lebcon HoldCo, LLC (TN) The Holland Ashley Conner Family Trust The Lewis Forrest Conner Family Trust Hamilton Corner GP I, LLC (DE) Hamilton Corner GP II, LLC (DE) CBL & Associates Limited Partnership (DE) MGP . 5% 95 % CBL & Associates HoldCo II, LLC (DE) Lebcon Associates (TN) CBL Lebcon HoldCo LP, LLC (DE) Hamilton Crossing and Expansion Hamilton Crossing CMBS, LLC (DE) Lebcon I, Ltd. (TN) The Holland Ashley Conner Family Trust The Lewis Forrest Conner Family Trust CBL Lebcon I HoldCo, LLC (TN) CBL Lebcon I HoldCo LP, LLC (DE) 5% LP 5% LP 89 % LP 1% GP 91% LP 1 % GP 4% LP 4% LP Pledgor: None. Pledged Entity: None Mortgagor: None. Guarantor: 1. CBL Lebcon HoldCo, LLC 2. CBL Lebcon HoldCo LP, LLC 3. CBL Lebcon I HoldCo, LLC 4. CBL Lebcon I HoldCo LP, LLC 38

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Supplemental Key for this Chart only The Lewis Forrest Conner Family Trust The Holland Ashley Conner Family Trust CBL Terrace Limited Partnership (TN) The Terrace CBL & Associates Limited Partnership (DE) CBL & Associates Management, Inc. (DE) 91% LP 1% GP 91 % LP The Holland Ashley Conner Family Trust The Lewis Forrest Conner Family Trust Development Options, Inc. (WY) CBL Jarnigan HoldCo, LLC (DE) CBL/GP V, Inc. (TN) CBL Terrace HoldCo, LLC (DE) 4% LP 4 % LP 4% LP 1% GP GROUP #7 CBL & Associates HoldCo II, LLC (DE) Jarnigan Road Limited Partnership (TN) Hamilton Place — Regal Cinema CBL Entertainment Parcel, LLC (TN) The Shoppes at Hamilton Place The Shoppes at Hamilton Place, LLC (TN) 4% LP Pledgor: None. Pledged Entity: None Mortgagor: None. Guarantor: 1. CBL & Associates Management, Inc. 2. CBL Jarnigan HoldCo, LLC 3. Development Options, Inc. 4. CBL/GP V, Inc. 5. CBL Terrace HoldCo, LLC 39

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Supplemental Key for this Chart only The Lewis Forrest Conner Family Trust The Holland Ashley Conner Family Trust Jarnigan Road II, LLC (DE) CBL Center — Phase I & II CBL & Associates Limited Partnership (DE) CBL & Associates Management, Inc. (DE) 1% The Holland Ashley Conner Family Trust The Lewis Forrest Conner Family Trust Development Options, Inc. (WY) 4% GROUP #7 CBL & Associates HoldCo II, LLC (DE) 4% 91% CBL Center HoldCo, LLC (DE) Pledgor: None. Pledged Entity: None Mortgagor: None. Guarantor: 1. CBL & Associates Management, Inc. 2. CBL Center HoldCo, LLC 3. Development Options, Inc. 40

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST Hamilton Place Mall and OP Hamilton Place CMBS, LLC (DE) Lebcon Associates (TN) CBL Lebcon HoldCo, LLC (TN) The Holland Ashley Conner Family Trust The Lewis Forrest Conner Family Trust CBL & Associates Limited Partnership (DE) 5% LP GROUP # 7 CBL & Associates HoldCo II, LLC (DE) Hamilton Place — Lebcon (Land) CBL Lebcon HoldCo LP, LLC (DE) 1% GP 89% LP 5% LP Pledgor: None. Pledged Entity: None Mortgagor: None. Guarantor: 1. CBL Lebcon HoldCo, LLC 2. CBL Lebcon HoldCo LP, LLC 41

Pledgor:

1. CBL & Associates Management, Inc.
2. CBL Management HoldCo, LLC
3. IV Outparcels, LLC

Pledged Entity:

1. CBL Management HoldCo, LLC
2. CBL Alamance Crossing Mgmt OP PropCo, LLC
3. CBL Port Orange Holdings II Mgmt OP PropCo, LLC
4. CBL Jacksonville Regal Cinema Mgmt PropCo, LLC
5. IV Outparcels, LLC
6. CBL Meridian Mall Township PropCo, LLC
7. CBL Arbor Place Mgmt OP PropCo, LLC
8. Hickory Point Outparcels, LLC
9. CBL Landing at Arbor Place Mgmt OP PropCo, LLC
10. Imperial Valley Peripheral, L.P.

Guarantor:

1. CBL & Associates Management, Inc.
2. CBL Management HoldCo, LLC
3. IV Outparcels, LLC

Mortgagor: None.

GROUP #8

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL & Associates Management, Inc. (DE)
CBL Management HoldCo, LLC (DE)
CBL Alamance Crossing Mgmt OP PropCo, LLC (NC)
Alamance Crossing—OP
CBL Port Orange Holdings II Mgmt OP PropCo, LLC (FL)
Pavilion at Port Orange - Phase II
CBL Jacksonville Regal Cinema Mgmt PropCo, LLC (FL)
Jacksonville Regal Cinema Mgmt
IV Outparcels, LLC (CA)
98.5% LP
MGP—1.5%
CBL Meridian Mall Township PropCo, LLC (MI)
• Meridian Mall—Land E. Lansing (leasehold interest)
• Meridian Mall—Township Property (leasehold interest)
• Meridian Mall Management Fee Parcel
CBL Arbor Place Mgmt OP PropCo, LLC (GA)
Arbor Place—OP
Hickory Point Outparcels, LLC (IL)
Hickory Point Mall—OP
CBL Landing at Arbor Place Mgmt OP PropCo, LLC (GA)
The Landing at Arbor Place—OP
Imperial Valley Peripheral, L.P. (CA)
Imperial Valley Mall—OP

42

Pledgor:
1. CBL & Associates HoldCo II, LLC
2. CBL Outparcel HoldCo, LLC
3. CBL/Gulf Coast, LLC
4. JG Gulf Coast Town Center LLC
5. IV Commons, LLC

Pledged Entity:
1. CBL Outparcel HoldCo, LLC
2. CBL Pearland Town Center OP PropCo, LLC
3. Southaven Towne Center LLC
4. GCTC Peripheral IV, LLC
5. CBL/Gulf Coast, LLC
6. IV Commons, LLC
7. JG Gulf Coast Town Center LLC
8. Imperial Valley Commons, L.P.

Guarantor:
1. CBL Outparcel HoldCo, LLC
2. CBL/Gulf Coast, LLC
3. JG Gulf Coast Town Center LLC
4. IV Commons, LLC

Mortgagor: None.

GROUP #8

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL Outparcel HoldCo, LLC (DE)
CBL Pearland Town Center OP PropCo, LLC (TX)
Pearland Town Center—Outparcel TX Land LLC
Southaven Towne Center LLC (MS)
Southaven Town Center Vacant Parcels
CBL/Gulf Coast, LLC (FL)
JG Gulf Coast Town Center LLC (OH)
Gulf Coast Town Center—Phase III—Land
GCTC Peripheral IV, LLC (FL)
Gulf Coast Town Center—Peripheral IV—Land
IV Commons, LLC (CA)
1% GP
99% LP
Imperial Valley Commons, L.P. (CA)
Imperial Valley Commons—Kohl's and Land

43

Pledgor:
1. CBL & Associates HoldCo II, LLC
2. CBL Outparcel HoldCo, LLC

Pledged Entity:
1. CBL Outparcel HoldCo, LLC
2. CBL Cross Creek Sears OP PropCo II, LLC
3. CBL Alamance Crossing OP PropCo, LLC
4. CBL Hanes Mall OP PropCo, LLC
5. APWM, LLC
6. CBL Eastgate Self Development PropCo, LLC
7. CBL/Cherryvale I, LLC

Guarantor:
1. CBL Outparcel HoldCo, LLC

Mortgagor: None.

GROUP #8

PRIVILEGED AND CONFIDENTIAL
SUBJECT TO COMMON INTEREST



CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo II, LLC (DE)
CBL Outparcel HoldCo, LLC (DE)
CBL Cross Creek Sears OP PropCo II, LLC (NC)
Cross Creek Mall—Sears Parcel(s) in the Main Project (Vacant Lot 2)
CBL Alamance Crossing OP PropCo, LLC (NC)
Alamance Crossing, LLC
CBL Hanes Mall OP PropCo, LLC (NC)
Hanes Mall – Lot 2A
APWM, LLC (GA)
Arbor Place—APWM, LLC
CBL EastGate Self Development PropCo, LLC (OH)
EastGate Mall—Self Development
CBL/Cherryvale I, LLC (DE)
CBL/Cherryvale I, LLC – Vacant Property

44

PRIVILEGED AND CONFIDENTIAL SUBJECT TO COMMON INTEREST GROUP #8 Gulf Coast Galleria ( D'Iberville CBL Land, LLC) D ’ Iberville CBL Land, LLC (MS) CBL & Associates Limited Partnership (DE) CBL & Associates HoldCo II, LLC (DE) CBL Northpark Mall OP PropCo II, LLC (MO) Northpark Mall/Joplin, LLC Hollywood Parcels CBL Dakota Square Mall OP PropCo II, LLC (ND) Dakota Square OP CBL Mid Rivers Land OP PropCo, LLC (MO) Mid Rivers Land LLC (vacant parcels) Pledgor: 1. CBL & Associates HoldCo II, LLC 2. CBL Outparcel HoldCo, LLC Pledged Entity: 1. CBL Outparcel HoldCo, LLC 2. D’Iberville CBL Land, LLC 3. CBL Northpark Mall OP PropCo II, LLC 4. CBL Mid Rivers Land OP PropCo, LLC 5. CBL Dakota Square Mall OP PropCo II, LLC Guarantor: 1. CBL Outparcel HoldCo, LLC Mortgagor : None. CBL Outparcel HoldCo, LLC (DE) 45

Schedule A-2

Structure Charts—Exit Credit Facility Borrower and Exit Credit Facility

Subsidiaries

KEY Items Non - member Manager Equity Ownership Abbreviations CM — Chief Manager LP — Limited Partner GP — General Partner Existing Entity Currently Unencumbered Property Owns Property in Wells Fargo Borrowing Base Colors Shapes New entity to be formed General Notes 1. Ownership assumed to be 100% unless otherwise noted. 2. Unless entity has only one member, ownership is assumed to be non - controlling unless otherwise noted. 1

UPPER TIER OWNERSHIP CBL & Associates Properties, Inc. (DE) CBL & Associates Limited Partnership (DE) CBL Holdings II, Inc. (DE) CBL Holdings I, Inc. (DE) CBL & Associates, Inc. (DE) & Third Parties GP CBL & Associates HoldCo I, LLC (DE) New Bank Borrower CBL & Associates HoldCo II, LLC (DE) New Notes Issuer 2

Borrower & Pledgor:

1. CBL & Associates HoldCo I, LLC

Mortgagor, Pledgor, Pledged Entity, & Subsidiary Guarantor:

1. Madison/East Towne, LLC
2. Madison/West Towne, LLC
3. Cherryvale Mall, LLC
4. Southaven Towne Center II, LLC
5. Valley View Mall SPE, LLC


WELLS FARGO
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo I, LLC (DE)
Madison/East Towne, LLC (DE)
East Towne Mall Madison, Wisconsin
Madison/West Towne, LLC (DE)
West Towne Mall Madison, Wisconsin
CherryVale Mall, LLC (DE)
CherryVale Mall Rockford, Illinois
Southaven Towne Center II, LLC (DE)
• Southaven Towne Center
• Southaven Towne Center – Self Development Southaven, Mississippi
Valley View Mall SPE, LLC (DE)
Valley View Mall Roanoke, Virginia

3

WELLS FARGO Imperial Valley Mall GP, LLC (DE) GP — 0.5 % Imperial Valley Mall II, L.P. (CA) Imperial Valley Mall El Centro, California JG Winston - Salem, LLC (OH) Hanes Mall Winston Salem, North Carolina CBL & Associates HoldCo I, LLC (DE) Kirkwood Mall Acquisition LLC (DE) Kirkwood Mall Bismarck, North Dakota Layton Hills Mall CMBS, LLC (DE) Layton Hills Mall, OP, Convenience Center & Plaza Layton, Utah 99.5% LP CBL & Associates Limited Partnership (DE) Borrower & Pledgor: 1. CBL & Associates HoldCo I, LLC Mortgagor, Pledgor, Pledged Entity, & Subsidiary Guarantor: 1. Imperial Valley Mall II, L.P. 2. JG Winston - Salem, LLC 3. Layton Hills Mall CMBS, LLC 4. Kirkwood Mall Acquisition LLC Pledgor, Pledged Entity, & Subsidiary Guarantor: 1. Imperial Valley Mall GP, LLC 4

Borrower & Pledgor:
1. CBL & Associates HoldCo I, LLC

Mortgagor, Pledgor, Pledged Entity, & Subsidiary Guarantor:
1. Frontier Mall Associates Limited Partnership
2. POM-College Station, LLC
3. Hixson Mall, LLC
4. Mayfaire Town Center, LP
5. Mall del Norte, LLC

Pledgor, Pledged Entity, & Subsidiary Guarantor:
1. Frontier Mall GP LLC
2. Mayfaire GP, LLC



WELLS FARGO
CBL & Associates Limited Partnership (DE)
CBL & Associates HoldCo I, LLC (DE)
Frontier Mall GP LLC (DE)
0.1% LP
99.9% GP
Mayfaire GP, LLC (DE)
99% LP
GP—1%
Frontier Mall Associates Limited Partnership (WY)
Frontier Mall Cheyenne, Wyoming
POM-College Station, LLC (TX)
Post Oak Mall & Phase III College Station, Texas
Hixson Mall, LLC (TN)
Northgate Mall Hixson, Tennessee
Mayfaire Town Center, LP (DE)
Mayfaire Town Center Wilmington, North Carolina
Mall del Norte, LLC (TX)
Mall Del Norte & Cinemark Laredo, Texas

5

WELLS FARGO Pearland Town Center GP, LLC (DE) GP — 0.5 % Pearland Ground, LLC (TX) Pearland Town Center Office Pearland, Texas CBL & Associates HoldCo I, LLC (DE) CBL RM - Waco, LLC (TX) Richland Mall Waco, Texas 99.5 % LP Pearland Town Center Limited Partnership (TX) • Pearland Town Center • Pearland Town Center - HCA Office Pearland, Texas CBL & Associates Limited Partnership (DE) Borrower & Pledgor: 1. CBL & Associates HoldCo I, LLC Mortgagor, Pledgor, Pledged Entity, & Subsidiary Guarantor: 1. Pearland Town Center Limited Partnership 2. Pearland Ground, LLC 3. CBL RM - Waco, LLC Pledgor, Pledged Entity, & Subsidiary Guarantor: 1. Pearland Town Center GP, LLC 6

WELLS FARGO Turtle Creek Limited Partnership (MS) Turtle Creek Mall Hattiesburg, Mississippi CBL & Associates HoldCo I, LLC (DE) 99.5 % LP 0.5% GP 0.1% LP 99.9 % GP Turtle Creek GP LLC (DE) CBL & Associates Limited Partnership (DE) CBL/Westmoreland I, LLC (DE) CBL/Westmoreland II, LLC (PA) CBL/Westmoreland, L.P. (PA) Westmoreland Crossing & Westmoreland Mall Hempfield Township, Pennsylvania CBL SM - Brownsville, LLC (TX) Sunrise Mall Brownsville, Texas Borrower & Pledgor: 1. CBL & Associates HoldCo I, LLC Mortgagor, Pledgor, Pledged Entity, & Subsidiary Guarantor: 1. CBL/Westmoreland, L.P. 2. CBL SM - Brownsville, LLC 3. Turtle Creek Limited Partnership Pledgor, Pledged Entity, & Subsidiary Guarantor: 1. CBL/Westmoreland I, LLC 2. CBL/Westmoreland II, LLC 3. Turtle Creek GP LLC 7